EXHIBIT 99.2

www.oxfordinc.com Investor Presentation March 2019

Safe Harbor

This presentation includes statements that constitute forward-looking statements within the meaning of the federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which are not historical in nature. We intend for all forward-looking statements contained herein or on our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Such statements are subject to a number of risks, uncertainties and assumptions including, without limitation, competitive conditions, which may be impacted by evolving consumer shopping patterns; the impact of economic conditions on consumer demand and spending for apparel and related products; demand for our products; timing of shipments requested by our wholesale customers; expected pricing levels; retention of and disciplined execution by key management; the timing and cost of store and restaurant openings and of planned capital expenditures; weather; changes in international, federal or state tax, trade and other laws and regulations; costs of products as well as the raw materials used in those products; costs of labor; acquisition and disposition activities, including our ability to timely recognize expected synergies from any acquisitions; expected outcomes of pending or potential litigation and regulatory actions; access to capital and/or credit markets; and factors that could affect the consolidated effective tax rate. Forward-looking statements reflect our expectations at the time such forward-looking statements are made, based on information available at such time, and are not guarantees of performance. Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to us or that we currently deem to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I, Item 1A. contained in our Annual Report on Form 10-K for the period ended February 3, 2018 under the heading "Risk Factors" and those described from time to time in our future reports filed with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. We disclaim any intention, obligation or duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Information

The Company reports its consolidated financial statements in accordance with generally accepted accounting principles (GAAP). To supplement these consolidated financial results, management believes that a presentation and discussion of certain financial measures on an adjusted basis, which exclude certain non-operating or discrete gains, charges or other items, may provide a more meaningful basis on which investors may compare the Company's ongoing results of operations between periods. These measures include adjusted earnings, adjusted earnings per share, adjusted gross profit, adjusted gross margin, adjusted SG&A, adjusted operating income, and adjusted operating margin, among others. Management uses these non-GAAP financial measures in making financial, operational and planning decisions to evaluate the Company's ongoing performance. Management also uses these adjusted financial measures to discuss its business with investment and other financial institutions, its board of directors and others. Reconciliations of these adjusted measures to the most directly comparable financial measures calculated in accordance with GAAP are presented in tables at the end of the Company's March 28, 2019 press release.

Basis of Presentation

All financial results and outlook information included in this release, unless otherwise noted, are from continuing operations and all per share amounts are on a diluted basis. Fiscal 2017, which ended February 3, 2018, was a 53-week year with the extra week included in the fourth quarter. Fiscal 2018 and Fiscal 2019 are 52-week years.

Comparable Store Sales

The Company's disclosures about comparable store sales include sales from its full-price retail stores and e-commerce sites, excluding sales associated with e-commerce flash clearance sales. Because fiscal 2017 had 53 weeks, each fiscal week in fiscal 2018 started one calendar week later than in fiscal 2017. To provide a more accurate assessment of the Company's fiscal 2018 comparable store productivity, the Company presents fiscal 2018 comparable store sales on a calendar-adjusted basis by comparing the fiscal 2018 period to the comparable calendar period in the preceding year. Thus, comparable store sales for the fourth quarter of fiscal 2018 compare sales in the 13-week period ended February 2, 2019 to the 13-week period ended February 3, 2018.

OUR MISSION To maximize long - term shareholder value

To own, develop and use powerful, emotional brands to drive sustained, profitable growth OUR STRATEGY INVESTMENT HIGHLIGHTS • Focus on owning powerful brands that can drive sustained, profitable growth • Excellent organic growth opportunities • Appetite for carefully vetted acquisitions • Solid capital structure in place to support growth • Experienced, long - term management team • Paid dividend every quarter since 1960 COMPETITIVE ADVANTAGES • Brand Authenticity • Tommy Bahama’s “Live the Island Life” • Lilly Pulitzer’s “Palm Beach Resort Chic” • Southern Tide’s “Southern, Coastal, Premium” • Experiential Attributes • Tommy Bahama’s Restaurants and Marlin Bars • Unique in - store experience • Associated with Resort and Vacation Travel • Innovation • Styling, Design, Fabrication • Marketing, Social Media • White Space • Consumer Demographic • Geographic

To own, develop and use powerful, emotional brands to drive sustained, profitable growth OUR STRATEGY Note: We have adapted our acquisition strategy to include smaller acquisitions to address the consumer’s desire for uniqueness and authenticity. Acquired Tommy Bahama Divested Private Label Women’s Business 2003 Acquired Ben Sherman 2004 2006 Acquired Lilly Pulitzer Divested Private Label Men’s Business 2010 Divested Ben Sherman 2015 Acquired Southern Tide 2016 TBBC 2016 2016 2017 2017 12 Signature Stores Strong Suit Duck Head

Fiscal 2018 Fiscal 2017 Net Sales $1.11 B $1.09 B Operating Income $90.6 MM $86.0 MM Operating Margin 8.2% 7.9% EPS $3.94 $3.87 Operating Income ( adj ) $98.2 MM $97.8 MM Operating Margin ( adj ) 8.9% 9.0% EPS ( adj ) $4.32 $3.66 Q4 FY18 Q4 FY17 Net Sales $298.5 MM $293.2 MM Operating Income $22.0 MM $18.5 MM Operating Margin 7.4% 6.3% EPS $0.99 $1.41 Operating Income ( adj ) $24.1 MM $23.5 MM Operating Margin ( adj ) 8.1% 8.0% EPS ( adj ) $1.08 $0.93 Tommy Bahama 61% Lilly Pulitzer 25% Lanier Apparel 9% Southern Tide 4% Corp & Other 1% REVENUE BY OPERATING GROUP Wholesale 31% E - Commerce 21% Retail 40% Restaurant 8% REVENUE BY DISTRIBUTION CHANNEL Fiscal 2018

“The island inspired lifestyle brand that defines relaxed, sophisticated style.” As of February 2, 2019 U.S. International Full - price retail stores 94 19 Retail/restaurant locations 17 0 Outlets 33 4 Total stores 144 vs LY 144 23 vs LY 22 Fiscal 2018 DTC Sales per square foot (full - price retail stores) - $610 Majority of stores located in lifestyle center, street front or resort locations Women’s 30% of full - price DTC sales Fiscal 2018 Wholesale 1,800+ doors 13% of Tommy Bahama sales to department stores Fiscal 2018 Fiscal 2017 Net Sales $675.4 MM $686.0 MM Operating Income $53.1 MM $55.0 MM Operating Margin 7.9% 8.0% Operating Income ( adj ) $58.2 MM $56.5 MM Operating Margin (adj) 8.6% 8.2% Q4 FY18 Q4 FY17 Net Sales $192.4 MM $202.1 MM Operating Income $23.4 MM $22.9 MM Operating Margin 12.1% 11.3% Operating Income ( adj ) $23.6 MM $23.3 MM Operating Margin (adj) 12.3% 11.5% Wholesale 21% E - Commerce 18% Retail 48% Restaurant 13% Revenue by Distribution Channel Fiscal 2018

“Authentic resortwear born in Palm Beach, ignited by the spontaneous, bohemian spirit of Lilly Pulitzer” As of February 2, 2019 Retail stores – 62 vs 57 LY Fiscal 2018 DTC Sales per square foot - $725 2/3 of stores in lifestyle center, street front or resort locations Fiscal 2018 Wholesale ≈250 doors 48 Signature Store locations 4% of Lilly Pulitzer sales to department stores Fiscal 2018 Fiscal 2017 Net Sales $272.3 MM $248.9 MM Operating Income $47.2 MM $46.6 MM Operating Margin 17.3% 18.7% Operating Income ( adj ) $47.6 MM $48.7 MM Operating Margin ( adj ) 17.5% 19.6% Q4 FY18 Q4 FY17 Net Sales $63.8 MM $56.9 MM Operating Income $3.4 MM $3.0 MM Operating Margin 5.4% 5.3% Operating Income ( adj ) $3.5 MM $3.3 MM Operating Margin ( adj ) 5.5% 5.9% Wholesale 22% E - Commerce 36% Retail 42% Revenue by Distribution Channel Fiscal 2018

“Distinctive lifestyle brand that is classic, authentic, and built with a purpose.” Fiscal 2018 ≈1,000 wholesale doors 16% of Southern Tide sales to department stores Women’s approximately 15% of total revenue Fiscal 2018 Fiscal 2017 Net Sales $45.2 MM $40.9 MM Operating Income $5.7 MM $4.5 MM Operating Margin 12.5% 11.0% Operating Income ( adj ) $6.0 MM $4.8 MM Operating Margin ( adj ) 13.2% 11.7% Q4 FY18 Q4 FY17 Net Sales $10.5 MM $9.7 MM Operating Income $1.3 MM $0.7 MM Operating Margin 12.0% 7.6% Operating Income ( adj ) $1.3 MM $0.8 MM Operating Margin ( adj ) 12.7% 8.4% Wholesale 82% E - Commerce 18% Revenue by Distribution Channel Fiscal 2018

Southern Tide Signature Stores * * Signature Stores are wholesale specialty stores licensed to use the name “Southern Tide” and prominently featuring Southern Tid e product Kiawah Island, SC 2015 Greenville, SC 2016 Raleigh, NC 2017 Asheville, NC 2017 Vero Beach, FL 2017 Wilmington, NC 2017 Nantucket, MA Feb - 18 Chatham, MA Mar - 18 Mashpee, MA Mar - 18 Westport, CT Apr - 18 Mt. Pleasant, SC Jun - 18 Lynnfield, MA Aug - 18 Amelia Island, FL Sept - 18 Naples, FL Oct - 18

“A demand led business that provides a platform for multiple brands and labels.” Licensed Brands Kenneth Cole Dockers Cole Haan Nick Graham Owned Brands Billy London Oxford (formerly known as Oxford Golf) Strong Suit Duck Head Fiscal 2018 Wholesale Over 5,000 doors 30% of Lanier Apparel sales to department stores Customers include: Macy’s, Costco, Burlington, Men’s Wearhouse Fiscal 2018 Fiscal 2017 Net Sales $100.5 MM $106.9 MM Operating Income $5.1 MM $6.5 MM Operating Margin 5.0% 6.1% Q4 FY18 Q4 FY17 Net Sales $27.7 MM $22.5 MM Operating Income (Loss( $1.6 MM ($ - 0.1)MM Operating Margin 5.8% (0.5)% Licensed/Owned Brands 80% Private Label 20% Revenue by Category Fiscal 2018

Solid Capital Structure and Cash Flow to Support Growth Strategy • At February 2, 2019, $13 million of borrowings compared to $46 million last year • $254 million of availability under $325 million revolving credit facility • In fiscal 2018, cash flow from operations was $96 million; free cash flow was $59 million • On March 28, 2019, announced 9% increase to quarterly dividend to $0.37 per share from $0.34 • Capital expenditures are expected to be $45 million to $50 million in fiscal 2019 primarily relating to IT initiatives, new retail stores and Tommy Bahama Marlin Bars, and investments to remodel existing retail stores and restaurants Investment Highlights • Focus on owning powerful brands that can drive sustained, profitable growth • Excellent organic growth opportunities • Appetite for carefully vetted acquisitions • Solid capital structure in place to support growth • Experienced, long - term management team • Paid dividend every quarter since 1960